UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2006

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On Thursday, November 16, 2006, the Company issued a press release announcing that its Chief Executive Officer, Jerome E. Ball, will remain as CEO of the Company and complete his term of office that is scheduled to expire December 31, 2007. The Company's Board of Directors unanimously accepted Mr. Ball's decision and has discontinued its search for a successor to Mr. Ball. A copy of the press release is attached as Exhibit 99.1.

Item 8.01 Other Events.

On Thursday, November 16, 2006, the Company issued a press release announcing that it plans to release its results of operations for the Fiscal year ended September 30, 2006 on Monday, November 20 2006 after the market closes, rather than after the market closes on November 16, 2006 as previously announced. A copy of the press release is attached as Exhibit 99.1.

.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1            Press release issued on November 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Jerome E. Ball

_______________________________________

Name Jerome E. Ball

Title: Chairman and Chief Executive Officer

Dated: November 16, 2006

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 99.1            Press release issued by the Company on November 16, 2006